                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[x]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [x] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              WATTAGE MONITOR INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

          1)     Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------
          2)     Aggregate Number of securities to which transaction applies:

               -----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
          4)     Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------
          5)     Total fee paid:

               -----------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

          1)     Amount Previously Paid:

               -----------------------------------------------------------------
          2)     Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------
          3)     Filing Party:

               -----------------------------------------------------------------
          4)     Date Filed:

               -----------------------------------------------------------------

                              WATTAGE MONITOR INC.
                                1100 KIETZKE LANE
                               RENO, NEVADA 89502
                                 (775) 327-6000



                                                                  April 25, 2000

Dear Shareholders:

     On behalf of the Board of Directors and management of Wattage Monitor Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held on Tuesday, May 23, 2000, at 9:30 a.m., at the offices of Camhy Karlinsky & Stein LLP located at 1740 Broadway, Sixteenth Floor, New York, New York, 10019.

     The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, the directors and secretary of the Company will be present to respond to any questions that you may have. On the following pages, you will find a Notice of Annual Meeting of Shareholders, a Proxy Statement and the Company's Form 10-KSB for 1999, and attached is a Proxy Card with return envelope. The Form 10-KSB describes the financial and operational activities of the Company.

     Whether or not you plan to attend the Annual Meeting, please COMPLETE, SIGN and DATE the enclosed proxy card and RETURN it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

     We look forward to greeting our shareholders at the meeting.


                                                 Sincerely,

                                                 Gerald R. Alderson
                                                 PRESIDENT & CEO

                              WATTAGE MONITOR INC.

                                TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS..........................................................................1

INFORMATION CONCERNING VOTE.......................................................................................2

PROPOSAL NO. 1
     ELECTION OF THE BOARD OF DIRECTORS...........................................................................4

EXECUTIVE COMPENSATION AND OTHER INFORMATION......................................................................6

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...........................................................8

SECURITY OWNERSHIP OF MANAGEMENT..................................................................................8

PROPOSAL NO. 2
     APPROVAL OF INCREASE IN SHARES AVAILABLE FOR ISSUANCE
     UNDER THE COMPANY'S 1999 INCENTIVE COMPENSATION PLAN........................................................10

PROPOSAL NO. 3
     APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP
     AS INDEPENDENT AUDITORS.....................................................................................13

OTHER MATTERS ARISING AT THE ANNUAL MEETING......................................................................13

PRINCIPAL SHAREHOLDERS...........................................................................................13

INTERESTED PARTY TRANSACTIONS....................................................................................14

INDEMNIFICATION OF DIRECTORS AND OFFICERS........................................................................15

SHAREHOLDER PROPOSALS............................................................................................15

COST OF SOLICITATION OF PROXIES..................................................................................15

SECTION 16(a) REPORTING DELINQUENCIES............................................................................15

ANNUAL REPORT ON FORM 10-KSB.....................................................................................16

                              WATTAGE MONITOR INC.
                                1100 KIETZKE LANE
                               RENO, NEVADA 89502

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2000

                                ----------------

TO THE SHAREHOLDERS OF
WATTAGE MONITOR INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Wattage Monitor Inc., a Nevada corporation (hereinafter "Company"), will be held at the offices of Camhy Karlinsky & Stein LLP, located at 1740 Broadway, Sixteenth Floor, New York, New York, on Tuesday, May 23, 2000, at 9:30 a.m., for the following purposes:

     1. To elect five (5) directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

     2. To consider and act upon a proposal to increase the number of shares authorized and available for issuance pursuant to grants made under the 1999 Incentive Compensation Plan from 1,500,000 to 2,500,000;

     3. To ratify the appointment of Grant Thornton LLP as auditors to the Company for the fiscal year ending December 31, 2000; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on May 3, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the Annual Meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's offices at 1100 Kietzke Lane, Reno, Nevada, for ten (10) days prior to the date of the meeting.

     Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at anytime before it is voted.

                                       By Order of the Board of Directors,

                                       Daniel I. DeWolf
                                       Secretary

                                       Reno, Nevada
                                       April 25, 2000

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                              WATTAGE MONITOR INC.
                                1100 KIETZKE LANE
                               RENO, NEVADA 89502

                                ----------------

                                 PROXY STATEMENT

                                ----------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2000

                                ----------------

Approximate Mailing Date of Proxy Statement and Form of Proxy:
                                                            Monday, May 8, 2000.

                           INFORMATION CONCERNING VOTE

GENERAL

     This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Wattage Monitor Inc., a Nevada corporation (hereinafter, the "Company"), for use at the annual meeting of shareholders to be held on Tuesday, May 23, 2000, at 9:30 a.m., and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the offices of Camhy Karlinsky & Stein LLP located at 1740 Broadway, Sixteenth Floor, New York, New York.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only shareholders of record at the close of business on May 3, 2000 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on April 14, 2000, 13,421,520 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting.

REVOCABILITY OF PROXIES

     A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted:

     1. FOR the election as directors of the nominees named below under the caption "ELECTION OF THE BOARD OF DIRECTORS,"

     2. FOR the proposal to increase the number of authorized shares under the 1999 Incentive Compensation Plan of the Company (the "1999 Incentive Compensation Plan") to 2,500,000, as discussed under the caption "APPROVAL OF INCREASE IN SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1999 INCENTIVE COMPENSATION PLAN," and

     3. FOR the ratification of the appointment of Grant Thornton LLP as the independent auditors of the Company as discussed under the caption "APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS."

     In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the Annual Meeting and upon such other business matters or proposals as may properly come before the Annual Meeting that the Board of Directors of the Company does not know a reasonable time prior to this solicitation will be presented at the Annual Meeting.

VOTING PROCEDURES

     All votes shall be tabulated by our transfer agent, American Securities Transfer & Trust, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

     Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the Annual Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the Annual Meeting.

                                 PROPOSAL NO. 1

                       ELECTION OF THE BOARD OF DIRECTORS

     The Board of Directors has nominated five (5) persons to be elected as Directors at the Annual Meeting and to hold office until the next annual meeting and until their successors have been duly elected and qualified. It is intended that each proxy received by the Company will be voted "FOR" the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

DIRECTOR NOMINEES

     The following table sets forth certain information with respect to the nominees for directors:

        NOMINEE
     DIRECTOR SINCE
          AGE             PRINCIPAL OCCUPATION AND OTHER INFORMATION

------------------------- -------------------------------------------------------------------------------------------
    Stephen D. Klein      Mr. Klein is Chairman of the Board and founder of the Company. He is not an employee.
   February 26, 1999      Since 1990, he has been a Managing Partner and Director of Media and Interactive Services
        Age: 40           of Kirshenbaum Bond & Partners, one of the country's most successful independent advertising agencies. Mr. Klein is one of the advertising industry's pioneers in the integration of Internet media into brand-building marketing efforts. Mr. Klein has a
                          B.A. in English from Columbia University.

   Gerald R. Alderson     Mr. Alderson is Founder and President of the Company. Between 1982 and the founding of
   February 26, 1999      the Company in mid-1997, Mr. Alderson held a variety of positions with Kenetech
        Age: 53           Corporation, including as its President and Chief Executive Officer. He received his
                          B.A. from Occidental College and his M.B.A. from Harvard University Graduate School of
                          Business Administration.

     Joel Dumaresq        Mr. Dumaresq is a Director of the Company. He is an experienced business executive and
   February 26, 1999      investment banking specialist. Since 1996, Mr. Dumaresq has acted as an independent
        Age: 35           investor and currently sits on the Board of Directors of a number of public and private companies. Since 1996, he has also served as a Vice President of Verus Capital Corp.
                          From 1994 to 1996, Mr. Dumaresq was President and Chief Executive Officer of Westair
                          Aviation Inc., a full service, regional airline, and has served in various roles for a large investment banking firm. From 1987 to 1994, Mr. Dumaresq served as an institutional equity account representative with RDC Dominion Securities.

  Alexander Ellis III     Mr. Ellis is Vice President -- Marketing for the Company. From 1990 until the founding of
   February 26, 1999      the Company, he held a number of management positions at Kenetech  Corporation, including
        Age: 49           as its Vice President -- Marketing. Between 1989 and 1990, he was Vice President
                          Corporate Accounts at Knoll International, Inc. Mr. Ellis received his B.A. from
                          Colorado College and his Masters in Public and Private Management from Yale School of
                          Organization and Management.

        NOMINEE
     DIRECTOR SINCE
          AGE             PRINCIPAL OCCUPATION AND OTHER INFORMATION

------------------------- -------------------------------------------------------------------------------------------
    Daniel I. DeWolf      Mr. DeWolf is Secretary of the Company. Since January 2000, Mr. DeWolf has served as
   First time nominee     Director of the Venture Capital Group of Wit Capital Group, Inc. From 1994 to January
        Age: 42           2000, Mr. DeWolf was an attorney with Camhy Karlinsky & Stein LLP where he established and headed the Firm's New Media and E-Law Group. From 1998 to January 2000, Mr. DeWolf
                          also served as a Managing Director of Dawntreader Fund I LP, a venture capital fund. Mr.
                          DeWolf is a graduate of the University of Pennsylvania (cum laude) and the University of
                          Pennsylvania School of Law.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
PROPOSAL NO. 1


COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board of Directors held four (4) meetings during fiscal year 1999. The Board of Directors appointed an Audit Committee and a Compensation Committee. Each director attended at least 75% of the meetings of the Board of Directors and the committees on which he served.

     The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection of the Company's independent auditors, authorized to review with the independent auditors the scope of their audit and non-audit assignments and fees, the accounting principles applied by the Company in its financial reporting, the scope of internal financial auditing procedures and the adequacy of the Company's internal controls. The current members of the Committee are Stephen D. Klein and Joel Dumaresq. The Committee held one (1) meeting during fiscal year 1999.

     The Compensation Committee is responsible for compensating arrangements for executive officers and certain senior employees and reviews executive performance. The current members of the Committee are Stephen D. Klein, Ajmal Khan and Gerald R. Alderson. The Committee held two (2) meetings during fiscal year 1999.

EXECUTIVE OFFICERS

     In addition to the foregoing, the executive officers of the Company are as follows:

     ROBERT E. FORREST, age 31, has served as Vice President - Operations for the Company since March of 1998. Between May 1993 and his joining the Company, Mr. Forrest held a variety of finance positions, including cost control and system development, principally in the food products industry. Since October 1995, in his most recent position, Mr. Forrest was the finance lead for all United States trade agreement negotiations for Burns Philp, Inc., a global food company. Mr. Forrest received his B.A. from the University of California at Los Angeles (magna cum laude).

     JOHN D. WESTFIELD, age 37, has served as Vice President - Technology for the Company since April of 1998. Between December, 1996 and April, 1998, Mr. Westfield was a Director of Special Programs for Computer Sciences Corporation. Between April, 1989 and November, 1996, he held a variety of management and information technology positions with American Airlines including responsibility for the design of the SABRE reservation system's internet interface. Mr. Westfield holds both a Bachelor's and Master's degree from The University of Texas, at Austin.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation awarded to or earned by all Executive Officers who served in that position during fiscal year 1999, and the most highly compensated executive officers of the Company who held such positions at the end of fiscal year 1999 and earned more than $100,000 in annual salary and bonus:

                                                                    Annual                       Long Term
                                                                 Compensation               Compensation Awards
     Name and Principal Position                 Year               Salary             Securities Underlying Options
     --------------------------------------      ----               ------             -----------------------------
     Gerald R. Alderson....................      1999              $ 150,000                       10,000
         President, Chief Executive
         Officer and Director

     Alexander Ellis, III..................      1999              $ 125,000                       10,000
         Vice President -- Marketing
         and Director

     John D. Westfield.....................      1999              $ 195,000                          ---
         Vice President -- Technology


STOCK OPTION GRANTS FOR THE LAST FISCAL YEAR

     Set forth below is information on grants of stock options under the 1999 Incentive Compensation Plan for the named executive officers for the period January 1, 1999 to December 31, 1999.

                                                                  Individual Grants
                                            ------------------------------------------------------------
                                             Number of       % of Total
                                            Securities         Options
                                            Underlying       Granted to         Exercise
                                             Options          Employees         Price per     Expiration
     Name                                     Granted          in 1999            Share          Date
     ----------------------------------       -------          -------            -----          ----
     Gerald R. Alderson (1)
         Granted Sept. 1999............       10,000             8%              $ 4.50         10/1/09

     Alexander Ellis, III (1)
         Granted Sept. 1999............       10,000             8%              $ 4.50         10/1/09

     (1) Options were granted on September 30, 1999 and were fully exercisable on October 1, 1999.



     All options reported above were awarded under the 1999 Incentive Compensation Plan. The Company has not granted any stock appreciation rights. Pursuant to the terms of the 1999 Incentive Compensation Plan, the exercise price per share for all options is not less than the fair market value of a share of our Common Stock on the grant date.

PENSION PLAN

     The Company adopted a 401(k) retirement plan effective January 1, 1999 (the "Pension Plan"), which provides for employee salary deferrals limited to 25% of a participant's compensation as well as discretionary Company contributions. The Pension Plan covers employees who have completed one month of service and have attained the minimum age requirement, as defined in the Pension Plan. The Pension Plan year ends on December 31st and all employee contributions vest immediately. The Company made no contribution to the Pension Plan during the fiscal year ended December 31, 1999.

DIRECTORS' COMPENSATION

     Compensation of non-employee directors consist solely of reimbursement of their expenses for attending meetings. In addition, each director receives immediately exercisable options to purchase 10,000 shares of Common Stock on the date of the annual meeting of stockholders, except that in 1999 the grant occurred on September 30, 1999. The options have an exercise price equal to not less than the fair market value of a share of our Common Stock on the date of grant.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     On January 1, 1998, WattMonitor LLC, as the Company's predecessor, entered into an Employment Agreement with Mr. Alderson. On February 26, 1999, the Company assumed Mr. Alderson's employment agreement. Mr. Alderson's initial employment term expires on December 31, 2000, but will be automatically renewed for an unlimited series of one-year periods unless either party notifies the other.

     Mr. Alderson currently receives a base salary of $150,000 per year, which is subject to an annual adjustment at the discretion of the board of directors. Under the terms of the agreement, Mr. Alderson is eligible to receive a bonus for services rendered, subject to the discretion of the board of directors. In the event the Company terminates Mr. Alderson's employment for any reason other than "for cause", then Mr. Alderson will be entitled to receive a lump sum termination payment equal to two years' base salary.

     In the event the Company experiences a change in control and Mr. Alderson resigns, or is terminated, within six months of the change in control Mr. Alderson will be entitled to receive two years base salary, payable in one lump sum. He will also be entitled to receive a payment equal to the greater of his bonuses for the three years prior to the termination or eighteen months base salary. In no event will this termination payment exceed 2.99 times Mr. Alderson's average annual cash compensation during the five years prior to his termination.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     It is the duty of the Compensation Committee to develop, administer, and review the Company's compensation plans, programs, and policies, to monitor the performance and compensation of executive officers and other key employees and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation.

     The Company's compensation program is intended to motivate, retain and attract management, linking incentives to financial performance and enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to the Company's success in achieving superior performance objectives.

     The compensation program currently consists of two (2) components: a base salary and the potential for an annual cash and/or stock option bonus based upon the satisfaction of certain performance criteria set annually. The criteria may relate to overall Company performance, the individual executive's performance or a combination of the two, depending upon the particular position at issue.

     All amounts paid or accrued during fiscal year 1999 under the above-described compensation program are included in the table found in the section captioned "Summary Compensation Table."

                                               Respectfully submitted,

                                               THE COMPENSATION COMMITTEE
                                               Stephen D. Klein
                                               Gerald R. Alderson
                                               Ajmal Kahn



                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of April 14, 2000, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director, each named executive officer of the Company and all directors and executive officers of the Company as a group. The percentages set forth in the table assume 13,421,520 shares of Common Stock outstanding as of April 14, 2000.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3. Unless otherwise indicated the address for each individual is c/o Wattage Monitor Inc., 1100 Kietzke Lane, Reno, Nevada 89502.

     Mr. Alderson's and Mr. Klein's beneficial ownership columns include warrants (exercisable at any time) to purchase an aggregate of 66,666 shares of Common Stock beneficially owned.

     The aggregate amount for Mr. Dumaresq and Mr. Khan includes shares beneficially owned by Verus Capital Corp. which includes warrants (exercisable at any time) to purchase 100,000 shares of Common Stock from Valiant Growth Fund, options to purchase 50,000 shares of Common Stock and options to purchase 250,000 shares of Common Stock underlying our Series B preferred stock. Mr. Dumaresq and Mr. Khan have the right to acquire 30% and 70% respectively, of the options or the underlying shares. Mr. Dumaresq and Mr. Khan each disclaim beneficial ownership of such shares.

     The numbers in Mr. Ellis', Mr. Westfield's and Mr. Forrest's beneficial ownership columns represent options to purchase an aggregate of 369,750 shares of Common Stock, which are immediately exercisable. The numbers do not include options to purchase an additional 281,250 shares of Common Stock, which are not currently exercisable.

     Mr. DeWolf is married to Pamela Ehrenkranz DeWolf, who owns 12,500 shares of Common Stock. Mr. DeWolf disclaims beneficial ownership of his wife's shares.

     The aggregate amounts for Mr. Alderson, Mr. Klein, Mr. Khan, Mr. Ellis and Mr. Dumaresq, and Mr. DeWolf each include 10,000 options to purchase an aggregate of 60,000 shares of our Common Stock, granted to them. The options are exercisable immediately.

                                                              Number of Shares of
                                                                 Common Stock              Percentage of
         Name and Address of Beneficial Owner                 Beneficially Owned       Beneficial Ownership
         ------------------------------------                 ------------------       --------------------
         Gerald R. Alderson                                        1,713,243                    12.7%

         Stephen D. Klein                                          1,313,920                     9.8%
         200 West 79th Street, #9-S
         New York, NY 10024

         Ajmal Khan                                                  290,000                     2.1%
         c/o Verus International Ltd.
         #2000 - 1177 West Hastings Street
         Vancouver, BC  V6E 2K3
         Canada

         Alexander Ellis, III                                        253,750                     1.9%

         Joel Dumaresq                                               130,000                     1.0%
         c/o Verus International Ltd.
         #2000 - 1177 West Hastings Street
         Vancouver, BC  V6E 2K3
         Canada

         Robert E. Forrest                                            62,500                      *

         John D. Westfield                                            53,500                      *

         Daniel I. DeWolf                                             22,500                      *
         c/o Wit Capital Group
         826 Broadway, Sixth Floor
         New York, NY  10003

         All Officers and Directors (8 persons)                    3,839,413                    26.9%

              *  Less than one percent (1.0%)

                                 PROPOSAL NO. 2

              APPROVAL OF INCREASE IN SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1999 INCENTIVE COMPENSATION PLAN

     On March 8, 2000, the board of directors authorized, subject to shareholder approval, an increase to the number of shares authorized for issuance under the Company's 1999 Incentive Compensation Plan from 1,500,000 to 2,500,000.

     The board of directors believes that it is in the best interests of the Company and its shareholders to approve the amendment to the 1999 Incentive Compensation Plan, which will allow the Company to continue to grant options under the 1999 Incentive Compensation Plan in order to help the Company secure and retain the services of key employees and consultants.

DESCRIPTION OF THE 1999 INCENTIVE COMPENSATION PLAN AND AMENDMENT

     On April 19, 1999, the Company adopted the 1999 Incentive Compensation Plan in order to motivate qualified employees and certain consultants of the Company and its affiliates, as well as to assist the Company and its affiliates in attracting employees and to align the interests of such persons with those of the shareholders of the Company. As of April 14, 2000, 31 individuals and/or entities held options under the 1999 Incentive Compensation Plan.

     The major features of the 1999 Incentive Compensation Plan are summarized below. The description provided below is qualified in its entirety by reference to the actual 1999 Incentive Compensation Plan, a copy of which was filed as an Exhibit to the Company's Registration Statement on Form SB-2 filed with the SEC on October 13, 1999.

     The 1999 Incentive Compensation Plan provides for the discretionary grants of "incentive stock options" ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") to officers and key employees of, and consultants to, the Company and its affiliates at an exercise price equal to not less than the fair market value of a share of our Common Stock on the grant date. The 1999 Incentive Compensation Plan is administered by the Compensation Committee.

     The 1999 Incentive Compensation Plan currently authorizes the issuance of options to purchase a maximum of 1,500,000 shares of Common Stock. The 1999 Incentive Compensation Plan contains customary provisions with respect to adjustments for stock splits and similar transactions. If any stock option granted under the 1999 Incentive Compensation Plan terminates, expires unexercised, or is cancelled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new stock options.

     As of April 14, 2000, there are 350,050 reserved shares of our Common Stock which remain available for issuance, and 1,149,950 shares of Common Stock that are reserved for the exercise of existing grants. Options have maximum terms of ten years from the grant date. Options are not assignable or transferable other than by will or by the laws of inheritance. Options may be exercised only by the optionee. The optionee has no rights with respect to shares of Common Stock of the Company underlying the options until the options are exercised and the option price is paid for the purchased shares. The board of directors of the Company is authorized to cancel outstanding options in return for the grant of new options, stock or cash. The 1999 Incentive Compensation Plan terminates on the earlier of April 19, 2009 or the date on which all shares available for issuance have been issued or cancelled. As of April 14, 2000, executive officers and all other employees were eligible to participate. If the Company is acquired by merger, consolidation or asset sale, or there is a hostile change in control, each option granted under the plan may be accelerated, and all unvested shares issued thereunder become immediately vested.

FEDERAL INCOME TAX CONSEQUENCES

     A. Incentive Stock Options. The following general rules are applicable, under existing law, to holders of Incentive Stock Options and to the Company for Federal income tax purposes:

          1. Generally, no taxable income results to the optionee upon the grant of an Incentive Stock Option or upon the issuance of shares to him, her or it upon exercise of an Incentive Stock Option;

          2. No tax deduction is allowed to the Company upon either the grant or exercise of an Incentive Stock Option under the 1999 Incentive Compensation Plan;

          3. If shares acquired upon the exercise of an Incentive Stock Option are not disposed of prior to the later of: (i) two years following the date the Incentive Stock Option was granted; or (ii) one year following the date the shares are transferred to the optionee pursuant to the exercise of such Incentive Stock Option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee;

          4. If shares acquired upon the exercise of an Incentive Stock Option are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then, in most cases, the lesser of: (i) any excess of the fair market value of the shares at the time of exercise of the Incentive Stock Option over the exercise price; or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition;

          5. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of: (i) the exercise price; and (ii) the amount of ordinary income recognized under the above rules, will be treated as either a long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of the shares;

          6. In any year that an optionee recognizes compensation income on a disqualifying disposition of shares acquired by exercising an Incentive Stock Option, the Company will generally be entitled to a corresponding deduction for income tax purposes; and

          7. The bargain element at the time of exercise of an Incentive Stock Option (i.e., the amount by which the fair market value of the Common Stock acquired upon exercise of the Incentive Stock Option exceeds the exercise price) may be taxable to the optionee under the "alternative minimum tax" provisions of the Code.

     B. Nonqualified Stock Options. The following general rules are applicable, under existing law, to holders of Nonqualified Stock Options and to the Company for Federal income tax purposes:

          1. The optionee will not realize any taxable income upon the grant of a Nonqualified Stock Option, and the Company is not allowed a business expense deduction by reason of any such grant;

          2. The optionee will recognize ordinary compensation income at the time of the exercise of a Nonqualified Stock Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss upon a subsequent disposition of the shares underlying a Nonqualified Stock Option will be either long-term or short-term capital gain or loss, depending on the time elapsed between receipt and disposition of such shares disposed of; and

          3. In general, the Company will be entitled to a tax deduction upon the exercise of a Nonqualified Stock Option.

OPTIONS OUTSTANDING UNDER THE 1999 INCENTIVE COMPENSATION PLAN

     As of April 14, 2000, options to acquire a total of 1,149,950 shares of Common Stock were issued and outstanding under the 1999 Incentive Compensation Plan, which includes options to the Company's Directors and the named Executive Officers as follows:

                                                               Number of Shares
                                                                  Underlying
         Name and Address of Beneficial Owner                   Options Granted
         ------------------------------------                   ---------------
         Alexander Ellis, III                                       310,000
         John D. Westfield                                          225,000
         Robert E. Forrest                                          125,000
         Stephen D. Klein                                            10,000
         Gerald R. Alderson                                          10,000
         Ajmal Khan                                                  10,000
         Joel Dumaresq                                               10,000
         Daniel I. DeWolf                                            10,000

     The number of shares which may be subject to options to be granted under the 1999 Incentive Compensation Plan in the future is entirely within the discretion of the Compensation Committee and is, therefore, not determinable at this time.

     The closing sale price of the Company's Common Stock on April 14, 2000, as reported on the OTC Electronic Bulletin Board, was $1.25 per share.

     Approval by a majority of the votes cast at the Annual Meeting, by the shareholders entitled to vote thereon, will be required for approval of the amendment to the 1999 Incentive Compensation Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

    APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS

     Pursuant to the recommendation of the Audit Committee, the board of directors has proposed the appointment of the firm of Grant Thornton LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000.

     The stockholders are requested to approve the proposed appointment at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 3.


                   OTHER MATTERS ARISING AT THE ANNUAL MEETING

     The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the board of directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

                             PRINCIPAL SHAREHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 14, 2000, certain information about all persons or entities who, to the Company's knowledge, were beneficial owners of 5% or more of Common Stock of the Company.

     Beneficial ownership is determined in accordance with the rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. This table is based upon information supplied to us by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the persons or entities named in the table have sole voting power with respect to all shares of our Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

     The table should be read in conjunction with the information that follows it. The percentages set forth in the table assume 13,421,520 shares of Common Stock outstanding as of April 14, 2000.

     Mr. Lessin's beneficial ownership column includes 564,706 shares of Common Stock beneficially owned through RHL Ventures LLC, warrants (exercisable at any time) to purchase an aggregate of 383,333 shares of Common Stock beneficially owned through RHL Ventures LLC, and 2,541,963 shares of Common Stock owned directly.

     The aggregate beneficial ownership of Salomon Smith Barney Inc., Salomon Brothers Holding Company Inc., Salomon Smith Barney Holdings Inc., and Citigroup Inc. (identified in the table below as Salomon Smith Barney/Citigroup) of 2,217,409 shares of the Company's Common Stock is evidenced by the filing of a
Schedule 13(g) on November 30, 1999. We are relying solely on that filing for the purposes of this table.

     Mr. Alderson's and Mr. Klein's beneficial ownership columns include warrants (exercisable at any time) to purchase an aggregate of 66,666 shares of Common Stock beneficially owned. Also included are options (exercisable at any time) to purchase an aggregate of 20,000 shares of our Common Stock.

                                                              Number of Shares of
                                                                 Common Stock              Percentage of
         Name and Address of Beneficial Owner                 Beneficially Owned       Beneficial Ownership
         ------------------------------------                 ------------------       --------------------
         Robert H. Lessin                                          3,490,002                    25.3%
         c/o Wit Capital
         826 Broadway, 6th Floor
         New York, NY 10003

         Salomon Smith Barney/Citigroup                            2,217,409                    16.5%

         Gerald R. Alderson                                        1,713,243                    12.7%
         c/o Wattage Monitor
         1100 Kietzke Lane
         Reno, NV 89502

         Stephen D. Klein                                          1,313,920                     9.8%
         200 West 79th Street, #9-S
         New York, NY 10024

                          INTERESTED PARTY TRANSACTIONS

     On August 14, 1998, RHL Ventures LLC loaned the Company $425,000. The loan is evidenced by a promissory note for $425,000, bearing interest at 12% per annum. The principal balance of the note, plus accrued interest of $62,581 was converted into 325,054 shares of our Common Stock, at an exercise price of $1.50 per share, on October 29, 1999.

     On August 14, 1998, the Company also issued a warrant to RHL Ventures exercisable through August 1, 2005, to purchase 283,333 shares of Common Stock at an exercise price of $1.50 per share. The warrant is exercisable immediately but has not yet been exercised. RHL Ventures is a shareholder of the Company. Mr. Lessin, is also a shareholder of the Company, the President and Chief Executive Officer of RHL Ventures.

     Between October 7, 1998 and January 18, 1999, Verus Capital Corp., on behalf of investors, advanced to the Company an aggregate of $1,000,000. The right to this advance was subsequently assigned by the investors to the Company prior to its merger in exchange for 2,750,000 shares of Common Stock. Upon the merger of the Company and Watt Monitor LLC, the advance became an accounts payable to the Company and was canceled. Mr. Khan is the President of Verus and one of our directors.

     On December 29, 1998, RHL Ventures loaned us $150,000, with interest at 12% per annum. The note was repaid in February of 1999. On December 29, 1998, the Company also issued a warrant to RHL Ventures exercisable through December 29, 2005, to purchase 100,000 shares of Common Stock at an exercise price of $1.50 per share. The warrant was exercisable immediately. Mr. Lessin, one of the shareholders of the Company, is the President and Chief Executive Officer of RHL Ventures.

     On December 29, 1998, Gerald R. Alderson loaned the Company $50,000, with interest at 12% per annum. The note was repaid in March of 1999. On December 29, 1998, we also issued a warrant to Mr. Alderson exercisable through December 29, 2005, to purchase 33,333 shares of Common Stock at an exercise price of $1.50 per share. The warrant was exercisable immediately. Mr. Alderson is the President and Chief Executive Officer of the Company, as well as one of its directors.

     On December 29, 1998, Stephen D. Klein loaned $50,000 to the Company, with interest at 12% per annum.

The note was repaid in February of 1999. On December 29, 1998, the Company also issued a warrant to Mr. Klein exercisable through December 29, 2005, to purchase 33,333 shares of our Common Stock at an exercise price of $1.50 per share. The warrant was exercisable immediately. Mr. Klein is the Chairman of the board of directors of the Company and a shareholder. For the period ended December 31, 1998, the Company paid approximately $132,000 for software development to Kirshenbaum Bond & Partners. During the same period, the Company also purchased approximately $112,000 of equipment from Kirshenbaum. Stephen D. Klein, a partner of Kirshenbaum, is a director of the Company.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company has entered into indemnity agreements with each of its directors and executive officers. The indemnity agreements provide that directors and executive officers (the "Indemnities") will be indemnified and held harmless to the fullest possible extent permitted by law including against all expenses (including attorney's fees), judgments, fines, penalties and settlement amounts paid or incurred by them in any action, suit or proceeding on account of their services as director, officer, employee, agent or fiduciary of the Company or as directors, officers, employees or agents of any other company or entity at the request of the Company. The Company will not, however, be obligated pursuant to the agreements to indemnify or advance expenses to an indemnified party with respect to any action (1) in which a judgment adverse to the Indemnitee establishes (a) that the Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material, or (b) that the Indemnitee personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, or (2) which the Indemnitee initiated, prior to a change in control of the Company, against the Company or any director or officer of the Company unless the Company consented to the initiation of such claim.

                              SHAREHOLDER PROPOSALS

     A shareholder of the Company who wishes to present a proposal for action at the Company's 2001 Annual Meeting of Shareholders must submit such proposal to the Company, in accordance with Rule 14-8 under the Securities Exchange Act of 1934. To be eligible for inclusion such proposal must be received by the Company, no later than January 9, 2001.

                         COST OF SOLICITATION OF PROXIES

     The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

                      SECTION 16(a) REPORTING DELINQUENCIES

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC, reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal year 1999, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

                          ANNUAL REPORT ON FORM 10-KSB

     The Company will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of the Company's Form 10-KSB for the period January 1, 1999 through December 31, 1999, filed with the SEC, including the financial statements and the schedules thereto. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-KSB, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page, with a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Wattage Monitor, Attn: Investor Relations, 1100 Kietzke Lane, Reno, Nevada, 89502. Each such request must set forth a good faith representation that, as of May 3, 2000, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Daniel I. DeWolf
                                          Secretary

Reno, Nevada
April 25, 2000

PROXY

                              WATTAGE MONITOR INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                   MAY 23, 2000 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of Wattage Monitor Inc., a Nevada corporation (the "Company"), hereby appoints Stephen D. Klein, Gerald R. Alderson and Daniel
I. DeWolf, or any of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Camhy Karlinsky & Stein LLP at 9:30 a.m. (local time), on Tuesday, May 23, 2000, or any adjournment or adjournments thereof, in accordance with the instructions on the reverse side hereof.


     This Proxy, when properly executed, will be        ------------------------
voted in the manner directed herein by the undersigned
shareholder. If no direction is made, this Proxy will    Please mark your   ---
be voted "FOR" Proposal Nos. 1, 2 and 3. The proxies     votes as indicated  X
are authorized to vote as they may determine, in their   in this example    ---
discretion, upon such other business as may properly
come before the Meeting.                                ------------------------


                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------

The Board of Directors recommends a vote "FOR" Proposal Nos. 1, 2 and 3

                                             FOR ALL           WITHHOLD
                                             nominees        AUTHORITY to
                             FOR ALL         except as         vote for
                            nominees        crossed out        nominees
                          listed below         below         listed below

PROPOSAL NO. 1                / /               / /               / /
     ELECTION OF THE BOARD OF DIRECTORS

      Stephen D. Klein      Gerald R. Alderson       Joel Dumaresq
     Alexander Ellis III     Daniel I. DeWolf


                              FOR            AGAINST           ABSTAIN

PROPOSAL NO. 2                / /               / /               / /
     APPROVAL OF INCREASE IN SHARES AVAILABLE FOR ISSUANCE UNDER
     THE COMPANY'S 1999 INCENTIVE COMPENSATION PLAN


                              FOR            AGAINST           ABSTAIN

PROPOSAL NO. 3                / /               / /               / /
     APPOINT GRANT THORNTON LLP AS AUDITORS

         The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.

Signature: ________________________   Signature: ____________________________

     Date: ______________                  Date: _____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.